SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  July 13, 1994



                             WILLCOX & GIBBS, INC.
            (Exact name of registrant as specified in its charter)



                                   New York
                (State or other jurisdiction of incorporation)



      1-5731                                   13-1474527
(Commission File Number)           (IRS Employer Identification No.)



4995 N.W. 72nd Avenue, Suite 306, Miami, Florida    33166
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (305) 470-2042

ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS

          On July 13, 1994, pursuant to a Sale and Purchase Agreement, dated as of June 15, 1994 (the "Sale and Purchase Agreement"), as amended by an

Amendment to Sale and Purchase Agreement, dated July 13, 1994 (the

"Amendment"), among WG, Inc. ("Parent") and WG Apparel, Inc., a wholly-owned subsidiary of Parent ("Buyer"), and Willcox & Gibbs, Inc. ("W&G"), W&G

completed the previously announced sale to Buyer of substantially all of the assets of W&G's apparel parts and supplies distribution operations, including the assets and operations of W&G's Sunbrand and Unity Sewing Supply divisions and the stock of W&G's Leadtec Systems Inc. and Willcox & Gibbs, Ltd.

subsidiaries.  In exchange for the sale of these assets, W&G received consideration valued at approximately $44 million, consisting of $38.6 million in cash, $3 million principal amount of subordinated debt of Parent, 324,814 shares of W&G common stock and a warrant to purchase approximately 15% of

Parent.  Parent is a newly-formed company owned by John K. Ziegler and Richard

J. Mackey, former senior executives of W&G, certain senior managers of the apparel operations and other investors.

          This description provides an overview of the Sale and Purchase

Agreement, as amended by the Amendment, and is qualified in its entirety by the full texts of the Sale and Purchase Agreement and the Amendment, which have been filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K.



ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (a)  NOT APPLICABLE.

          (b)  PRO-FORMA FINANCIAL INFORMATION

          It is impracticable for the Registrant to provide the pro-forma financial information required hereunder at this time and such information will be filed by amendment to this Current Report on Form 8-K within sixty days after July 28, 1994 (the last date on which this Form 8-K must be filed).

          (c)  EXHIBITS

          The Index to Exhibits to this Report is incorporated herein by reference.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 27, 1994

                                     WILLCOX & GIBBS, INC.



                                     By /s/ Allan M. Gonopolsky
                                        --------------------------
                                        Allan M. Gonopolsky
                                        Vice President,
                                        Chief Financial Officer
                                        and Corporate Controller

                             WILLCOX & GIBBS, INC.



                         INDEX TO EXHIBITS TO FORM 8-K
                              dated July 13, 1994






Exhibit No.              Description

2.1                      Sale and Purchase Agreement, dated as of June 15,
                         1994, among WG, Inc., WG Apparel, Inc. and Willcox &
                         Gibbs, Inc. -- incorporated by reference to Exhibit
                         2.1 to the Registrant's Form 8-K dated June 15, 1994 and filed on June 20, 1994.

2.2                      Amendment to Sale and Purchase Agreement, dated July
                         13, 1994, among WG, Inc., WG Apparel, Inc. and Willcox
                         & Gibbs, Inc. -- filed herewith.
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